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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 12, 2004


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      000-26371             13-3787073
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02(b) (Notice of Departure of Director) and Item 3.01(b) (Notice of
Potential Non-Compliance with Nasdaq NMS Continued Listing Rule Due to Planned Departure of Independent Director)

EasyLink Services Corporation today announced that Stephen Duff will resign from EasyLink's Board of Directors effective November 12, 2004. Mr. Duff informed the Company that current and anticipated time constraints relating to his other investment duties require him to discontinue his service on the board. Mr. Duff, who is a board designee of Federal Partners, L.P. and is Chief Investment Officer of The Clark Estates, Inc., serves on the Compensation Committee of the Company's board. Federal Partners, L.P. will retain its contractual right to designate a member of EasyLink's board. A copy of the press release announcing Mr. Duff's departure is attached hereto as Exhibit 99.1.

EasyLink notified Nasdaq on October 13, 2004 that, if EasyLink does not appoint another independent director to its board on or before November 12, 2004, EasyLink will no longer be in compliance with Nasdaq Marketplace Rule 4350(c), which requires that a majority of the board of directors be comprised of independent directors as defined in Nasdaq Marketplace Rule 4200. Three of EasyLink's six other members of the board are independent under Nasdaq's rules. EasyLink would be required under Nasdaq Marketplace Rule 4350(c) to regain compliance with the majority independent director requirement by the earlier of its 2005 annual shareholders meeting and one year after the November 12, 2004 effective date of Mr. Duff's resignation. In response to Mr. Duff's departure and the resulting potential non-compliance with Nasdaq's majority independent director requirement, EasyLink's independent directors have commenced a search for independent director candidates with a view to filling the vacancy created by Mr. Duff's resignation.

Item 9.01(c).  Exhibits

99.1 Press release dated October 13, 2004 announcing Stephen Duff's planned resignation from the Board of EasyLink.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 2004

                         EASYLINK SERVICES CORPORATION


                         By: s/ Thomas Murawski
                         ----------------------
                         Thomas Murawski, President and Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibit No.      Description

99.1             Press release dated October 13, 2004 announcing
                 Stephen Duff's planned resignation from the Board of EasyLink.








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